UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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EXANTAS CAPITAL CORP.

(Name of Registrant as Specified In Its Charter)

N/A

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 10, 2020 Meeting Information EXANTAS CAPITAL CORP. Meeting Type: Annual Meeting For holders as of: April 17, 2020 Date:    June 10, 2020    Time:    11:00 AM EDT Location: 1845 Walnut Street 17th Floor Philadelphia, PA 19103* You are receiving this communication because you hold shares in the company named above. EXANTAS CAPITAL CORP. This is not a ballot. You cannot use this notice to vote these shares. This communication 1845 WALNUT STREET presents only an overview of the more complete proxy materials that are available to 17TH FLOOR you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan PHILADELPHIA, PA 19103 the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. *Due to concerns relating to the public health impact of the coronavirus outbreak (COVID-19) and related travel, we are taking precautions and planning for the possibility that the Meeting may be held at a different location or solely by means of remote communication (i.e., a virtual-only meeting) and with additional procedures to protect public health and safety. If we determine to hold the Meeting in this manner, we will announce the decision in advance, and will provide details on how to participate at http://exantas.investorroom.com. We encourage you to check this website prior to the Meeting if you plan to attend. proxy See the materials reverse and side voting of this instructions. notice to obtain D10476 -    P38648

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT    FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2020 to facilitate timely delivery. How To Vote SCAN TO VIEW MATERIALS & VOTE w Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D10477 - P38648

Voting Items The Board of Directors recommends you vote FOR the following nominees: The Board of Directors recommends you vote FOR 1. Election of Directors the following proposals: Nominees: 2. APPROVE THE NON-BINDING RESOLUTION ON COMPENSATION OF THE COMPANY’S NAMED 1a. Jeffrey P. Cohen EXECUTIVE OFFICERS. 3. RATIFY THE APPOINTMENT OF GRANT    1b. Andrew L. Farkas THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR    1c. William B. Hart THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020. 1d. Gary Ickowicz NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT 1e. Steven J. Kessler BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. 1f. Murray S. Levin 1g. P. Sherrill Neff 1h. Henry R. Silverman D10478-P38648

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